Power of Attorney


	The undersigned hereby constitutes and appoints
Anna M. Rientjes the
undersigned's true and lawful attorney-in-fact in the absence of Michal D. Cann or Shelly L. Angus, each the undersigned's true and lawful attorney-in-fact, to:

(1)		 execute for and on behalf
of the undersigned, in the undersigned's
		    capacity as an officer
and/or director of Washington Banking
		    Company ("WBCO"), Forms 3, 4,
or 5, in accordance with Section
		    16(a) of the Securities Exchange
Act of 1934 and the rules
		    thereunder;

(2)		 do and perform any
and all acts for and on behalf of the
		    undersigned which may be
necessary or desirable to complete and
		    execute any such Form 3, 4,
or 5, and complete and execute any
		    amendment or amendments thereto,
and timely file such form with
		    the United States Securities and
Exchange Commission and any stock
		    exchange or similar authority;
and

(3)		 take any other action of any type whatsoever in connection
with
		    the foregoing which, in the opinion of the attorney-in-fact may be
		    of benefit to, in the best interest of, or legally required by,
		    the undersigned, it being understood that the documents executed
		    by such attorney-in-fact on behalf of the undersigned pursuant to
		    this Power of Attorney shall be in such form and shall contain
		    such terms and conditions as such attorney-in-fact may approve in
		    such attorney-in-fact's discretion.

	The
undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requistite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming nor is WBCO assuming any of the undersigned's responsibilities to comply with Section 16 of the

Securities and Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by WBCO, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of July 2003.






									/s/	 Jay T. Lien

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										    Jay T. Lien